SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): March 27, 2000



                               eSOFTBANK.COM, INC.
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     1-12293
                            -------------------------
                            (Commission file number)

          Nevada                                         87-0394313
----------------------------             ---------------------------------------
(State or other jurisdiction             (I.R.S. Employer Identification Number)
 of incorporation)


                  Flat A, United Plaza, 5022 Binhe Main Street
                      Fution District, Shenzhen, PRC 518026
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


                               011-86-755-255-1130
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1. Change in Control of Registrant

     As a result of the acquisition of World Concept Development Limited and its Subsidiaries, control of our company shifted to the former shareholders of World Concept Development Limited. The new controlling shareholder and the other shareholders who own five percent (5%) or more of our outstanding common stock are as follows:

       Name                            Number of Shares Held          Percentage
                                     Directly and Beneficially
    ----------                      ---------------------------      -----------
Dr. Lan Hong Bing                          5,781,460                   45.17%
Best Asia Investment Limited                 747,200                    5.84%
Asia Concept Development Limited             840,600                    6.57%
China Enterprise Federation                  672,480                    5.25%
World Concept Holding Limited              1,120,800                    8.76%
Metrolink Holdings Limited                   790,000                    6.19%

Item 2. Acquisition or Disposition of Assets

     On March 27, 2000, we entered into an Exchange Agreement (the Exchange) with World Concept Development Limited (World), an independent third party. By means of the Exchange, we acquired 100% of the issued and outstanding shares of World in exchange for 9,300,000 post reverse split shares of our stock. In addition to the common stock, we also issued to the shareholders of World 3,000,000 warrants at $3.00 per share exercisable at anytime between March 27, 2000 and March 26, 2000; 2,000,000 warrants at $4.00 per share exercisable at anytime after March 26, 2001 and before March 27, 2002; and 2,000,000 warrants at $5.00 per share exercisable at anytime after March 26, 2002 and before March 27, 2003. Immediately, prior to the Exchange, we effected a one for five reverse stock split and changed the name of our Company to eSoftbank.com, Inc.

The Exchange has been accounted for using the purchase method of accounting which means that this is a reverse acquisition whereby eSoftBank.com, Inc. is deemed to be the acquiror in the business combination. Our existing shareholders will retain a 27% voting interest in the combined entity following the Exchange.

World, a development stage enterprise, was incorporated on October 27, 1999, in the British Virgin Islands. World incorporated its wholly owned subsidiary eSoftbank Networks (Shenzhen) Co. Ltd. (Shenzhen) on December 30, 1999, in the Peoples' Republic of China (PRC). World and Shenzhen were incorporated to effect a merger, exchange of capital stock, asset acquisition or other business combination with a domestic or foreign, private or publicly held business. As of December 31, 1999, World had not commenced any formal business operations and the only activity related to the Company's formation.

On February 21, 2000, World, via Shenzhen, acquired 9.52% of the outstanding capital of SiTech Hainan Limited. (SiTech), a company related through common ownership and management from Dr. Hongbing Lan, a director and shareholder of both World and SiTech for approximately $62,650. On the same date, Shenzhen acquired an additional 42.86% of SiTech from SiTech Hainan Holding Co., Ltd. (Holdings), a company related through common ownership and management, for approximately $280,000. SiTech is a software designer and markets both packaged and custom designed Internet-related software applications. Since both entities involved in the acquisition were under common control, the transaction was
accounted   for  at   historical   cost  in  a   manner   similar   to  that  in
pooling-of-interests accounting. The consolidated financial statements include the results of operations for World and its subsidiary from their inception.

On February 21, 2000, Shenzhen also acquired an 80% of the newly issued and outstanding stock of eSoftbank (Beijing) Software Systems Co., Ltd. (Beijing), a PRC company, from Holdings for an initial capital investment of approximately $116,000. The remaining 20% of Beijing is owned by Mr. Hongyu Lan, the brother of Dr. Hongbing Lan.

Item 7. Financial Statements & Exhibits

     a.   Financial Statements of Businesses Acquired

          1. Financial Statements of World Concept Development Limited and Subsidiary as of December 31, 1999.

                   a.   Independent Auditor's Report                         F-1
                   b.   Consolidated Balance Sheet                           F-2
                   c.   Consolidated Statement of Operations                 F-3
                   d.   Consolidated Statement of Stockholders' Equity       F-4
                   e.   Consolidated Statement of Cash Flows                 F-5
                   f.   Notes to Consolidated Financial Statements     F-6 - F-8

          2. Financial Statements of SiTech Hainan Limited for the years ended December 31, 1998 and 1999.

                   a.   Independent Auditor's Report                         F-9
                   b.   Statements of Income                                F-10
                   c.   Statements of Changes in Shareholders' Equity       F-13
                   d.   Balance Sheets                                      F-14
                   e.   Statements of Cash Flows                            F-15
                   f.   Notes to Financial Statements                F-16 - F-22

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         ESOFTBANK.COM, INC.

                                                      By: /s/
                                                         --------------------


Date: June 2, 2000

                                 C O N T E N T S


                                                                         Page
                                                                        -------

Independent Auditor's Report                                                F-1

Consolidated Balance Sheet                                                  F-2

Consolidated Statement of Operations                                        F-3

Consolidated Statement of Stockholders' Equity                              F-4

Consolidated Statement of Cash Flows                                        F-5

Notes to Consolidated Financial Statements                            F-6 - F-8

                          INDEPENDENT AUDITOR'S REPORT


Stockholders and the Board of Directors
World Concept Development Limited and Subsidiary
(Development Stage Enterprise)


We have audited the accompanying consolidated balance sheet of World Concept Development Limited and Subsidiary (Development Stage Enterprise) as of December 31, 1999, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the period from October 27, 1999 (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of World Concept Development Limited and Subsidiary (Development Stage Enterprise) as of December 31, 1999, and the results of its operations and its cash flows for the period from October 27, 1999 (inception) to December 31, 1999, in conformity with generally accepted accounting principles in the United States of America.


                                         S/Blackman Kallick Bartelstein, LLP


Chicago, Illinois
May 1, 2000

                        WORLD CONCEPT DEVELOPMENT LIMITED
                                 AND SUBSIDIARY
                         (Development Stage Enterprise)


                           Consolidated Balance Sheet

                                December 31, 1999


                                     ASSETS


Cash                                                              $    1,000
                                                                    ---------
                  Total Assets                                    $    1,000
                                                                    =========

                              STOCKHOLDERS' EQUITY

Common stock, par value $1.00 issued and
 outstanding - 1,000 shares                                       $    1,000
                                                                    ---------
                  Total Stockholders' Equity                      $    1,000
                                                                    =========

       The accompanying notes are an integral part of these consolidated financial statements.

                        WORLD CONCEPT DEVELOPMENT LIMITED
                                 AND SUBSIDIARY
                         (Development Stage Enterprise)

                      Consolidated Statement of Operations

                    Period from October 27, 1999 (Inception)
                              to December 31, 1999



No Activity.

       The accompanying notes are an integral part of these consolidated financial statements.

                        WORLD CONCEPT DEVELOPMENT LIMITED
                                 AND SUBSIDIARY
                         (Development Stage Enterprise)

                 Consolidated Statement of Stockholders' Equity

                    Period from October 27, 1999 (Inception)
                              to December 31, 1999


                                                                    Total
                                        Common Stock            Stockholders'
                                   Shares           Amount         Equity
                                  --------         --------    ----------------

    Issuance of Common Stock        1,000         $   1,000        $ 1,000
                                   -------         ---------        -------
    Balance December 31, 1999       1,000         $   1,000        $ 1,000
                                   =======         =========        =======


       The accompanying notes are an integral part of these consolidated financial statements.

                        WORLD CONCEPT DEVELOPMENT LIMITED
                                 AND SUBSIDIARY
                         (Development Stage Enterprise)

                      Consolidated Statement of Cash Flows

                    Period from October 27, 1999 (Inception)
                              to December 31, 1999



Cash Flows from Financing Activities:
    Proceeds from issuance of common stock to founding
     and other stockholders                                   $       1,000
                                                                 -----------
Net Cash Provided by Financing Activities                             1,000
                                                                 -----------
Net Increase in Cash                                                  1,000

Cash, Beginning of Period                                                 -
                                                                 -----------
Cash, End of Period                                           $       1,000
                                                                 ===========

       The accompanying notes are an integral part of these consolidated financial statements.

                        WORLD CONCEPT DEVELOPMENT LIMITED
                                 AND SUBSIDIARY
                         (Development Stage Enterprise)

                   Notes to Consolidated Financial Statements

                    Period from October 27, 1999 (Inception)
                              to December 31, 1999


1.  Organization and Principal Activities

World Concept Development Limited (the "Company"), a development stage enterprise, was incorporated on October 27, 1999, in the British Virgin Islands
(BVI). The company incorporated its wholly owned subsidiary eSoftbank Networks (Shenzhen) Co. Ltd. (Shenzhen) on December 30, 1999 in the Peoples' Republic of China (PRC). The company and its wholly owned subsidiary were incorporated with a corporate purpose to effect a merger, exchange of capital stock, asset acquisition or other business combination with a domestic or foreign private or publicly held business. As of December 31, 1999, the Company had not commenced any formal business operations and the only activity to date related to the Company's formation.

The company's ability to commence operations is contingent upon its ability to execute the acquisitions as more fully described in Note 4.


2.  Summary of Significant Accounting Policies

     a.   Basis of presentation

          The consolidated financial statements have been prepared in accordance with the provisions of Statement of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises," which requires development stage enterprises to employ the same accounting principles as operating companies.

     b.   Management estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3.  Stockholders' Equity

Capital Stock

In October of 1999, the Company's Board of Directors authorized capital stock consisting of 50,000 shares of common stock, $1.00 par value per share. On December 11, 1999, the founding stockholders and other investors of the Company purchased 1,000 shares of common stock for $1,000 in cash.

4.  Subsequent Events

On February 21, 2000, the Company via its wholly owned subsidiary, Shenzhen, acquired 9.52% of the outstanding capital of SiTech Hainan Ltd. (SiTech), a company related through common ownership and management, from Dr. Hongbing Lan, a director and shareholder of both the Company and SiTech, for approximately $62,650. On the same date the Company acquired an additional 42.86% of SiTech via Shenzhen, from SiTech Hainan Holding Co., Ltd. (Holdings), a company related through common ownership and management, for approximately $280,000.

On February 21, 2000, the Company also acquired, via Shenzhen, 80% of the newly issued and outstanding stock of eSoftBank (Beijing) Software Systems Co., Ltd. (Beijing), a PRC company, for its initial capital investment of approximately $116,000. The remaining 20% is owned by Mr. Hongyu Lan, the brother of Dr. Hongbing Lan.

On March 27, 2000, the Company entered into an Exchange Agreement (Exchange) with Natural Way Technologies, Inc. (Natural Way). Natural Way will acquire 100% of the issued and outstanding shares of the Company in exchange for 9,300,000 post reverse split shares of Natural Way common stock. Natural Way is a listed company traded on the Over the Counter Bulletin Board, who as of December 31, 1999 had no current operations, except for general and administrative expenses. Prior to closing, Natural Way effected a one for five reverse split stock and changed the name of the company to eSoftbank.com, Inc.

The Exchange has been accounted for using the purchase method of accounting as a reverse acquisition whereby the company issuing its shares to effect a business combination is determined to be the acquiree in the business combination. This occurs when the shareholders of the issuer have less than a majority of voting control of the combined entity. The company whose shareholders retain the majority voting interest in the combined entity is presumed the acquirer. In the current exchange, the existing shareholders of Natural Way will retain a 27% voting interest in the combined entity on completion of the Exchange. Accordingly, the Company is deemed to be the acquirer and the assets of Natural Way are required to be fair valued on acquisition. As Natural Way has no assets, other than due from stockholder, no fair value adjustments are required.

                              SITECH HAINAN LIMITED

                          Index to Financial Statements

                                 C O N T E N T S



                                                                        Pages
                                                                       -------


         Independent Auditor's Report                                    9

         Statements of Income                                           10

         Statements of Changes in Shareholders' Equity                  11

         Balance Sheets                                                 12

         Statements of Cash Flows                                       13

             Notes To Financial Statements                           14-20

                          INDEPENDENT AUDITOR'S REPORT


Shareholders and the Board of Directors
SiTech Hainan Limited


We have audited the accompanying balance sheets of SiTech Hainan Limited as of December 31, 1998 and 1999, and the related statements of income, changes in shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SiTech Hainan Limited as of December 31, 1998 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                          S/Blackman Kallick Bartelstein, LLP



Chicago, Illinois
March 31, 2000

                              SITECH HAINAN LIMITED

                              STATEMENTS OF INCOME

                     YEARS ENDED DECEMBER 31, 1998 AND 1999



                                       1998           1999            1999
                                      ------         ------          ------
REVENUE                             2,219,719      4,085,198      $   492,192
COST OF SALES                        (608,131)      (959,890)        (115,649)
                                   -----------     ----------      -----------
GROSS PROFIT                        1,611,588      3,125,308          376,543
SELLING AND ADMINISTRATIVE EXPENSES  (451,532)      (914,900)        (110,229)
                                   -----------     ----------      -----------
INCOME FROM OPERATIONS              1,160,056      2,210,408          266,314
TOTAL OTHER INCOME (EXPENSE), NET      22,305         (1,915)            (231)
                                   -----------     ----------      -----------
INCOME BEFORE TAXES                 1,182,361      2,208,493          266,083
TAXES                                 124,646        249,921           30,111
                                   -----------     ----------      -----------
NET INCOME                          1,057,715      1,958,572      $   235,972
                                   ===========     ==========      ===========


    The accompanying notes are an integral part of the financial statements.

                              SITECH HAINAN LIMITED

                  STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

                     YEARS ENDED DECEMBER 31, 1998 AND 1999


                                                Additional
                                  Share          paid-in      Reserve        Retained
                                 capital         capital       funds         Earnings       Total
                                   Rmb             Rmb          Rmb            Rmb           Rmb
                                ----------     ------------  ---------      -----------  -----------

Balance at January 1, 1998      2,100,000        207,274      106,000         252,561     2,665,835
Net income                              -              -            -       1,057,715     1,057,715
Reserve fund                            -              -      159,707       ( 159,707)            -
Balance at December 31, 1998    2,100,000        207,274      265,707       1,150,569     3,723,550
Net income                                             -            -       1,958,572     1,958,572
Reserve fund                            -              -      319,000        (319,000)            -
Balance at December 31, 1999    2,100,000        207,274      584,707       2,790,141     5,682,122



    The accompanying notes are an integral part of the financial statements.

                              SITECH HAINAN LIMITED

                                 BALANCE SHEETS

                           DECEMBER 31, 1998 AND 1999


                                                         1998         1999          1999
                                                        ------       ------        ------

ASSETS
CURRENT ASSETS
  Cash                                                  34,687      621,051      $ 74,825
  Deposits and other                                   995,839    1,047,357       126,188
  Advances to employees                                546,201      433,878        52,275
  Costs and estimated earnings in excess of
  billings on uncompleted contracts                    398,692            -             -
  Due from shareholder                               1,084,038    1,485,426       178,967
                                                    -----------  -----------    ----------
     TOTAL CURRENT ASSETS                            4,372,287    5,602,042       674,945
                                                    -----------  -----------    ----------
NON-CURRENT ASSETS
  Product development costs, net                       348,796      822,272        99,069
  Fixed assets                                         671,097      759,533        91,510
                                                    -----------  -----------    ----------
  TOTAL NON-CURRENT ASSETS                           1,019,893    1,581,805       190,579
                                                    -----------  -----------    ----------
  TOTAL ASSETS                                       5,392,180    7,183,847      $865,524
                                                    ===========  ===========    ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES

  Accounts payable                                           -      159,900       $19,265
  Accrued expenses
  Employee fringe benefits                             178,200      274,888        33,119
  Other                                                 28,931       29,063         3,502
  Customer deposits                                    124,445      105,098        12,662
  Billings in excess of costs and estimated
  earnings on uncompleted contracts                    555,708            -             -
  Taxes payable                                        261,076      467,734        56,354
  Other payable                                        215,476      204,548        24,644
   Due to director                                     304,794      260,494        31,385
                                                    -----------  -----------    ----------
TOTAL CURRENT LIABILITIES                            1,668,630    1,501,725       180,931
                                                    -----------  -----------    ----------
SHAREHOLDERS' EQUITY
  Registered capital - No par value; issued and
  outstanding-2,100,000 shares                       2,100,000    2,100,000       253,012
  Additional Paid-in capital                           207,274      204,274        24,973
  Reserve funds                                        265,707      584,707        70,447
  Retained earnings                                  1,150,569    2,790,141       336,161
                                                   -----------  -----------    ----------
TOTAL SHAREHOLDERS' EQUITY                           3,723,550    5,682,122       684,593
                                                   -----------  -----------    ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           5,392,180    7,183,847     $ 865,524
                                                   ===========  ===========    ==========


    The accompanying notes are an integral part of the financial statements.

                              SITECH HAINAN LIMITED

                            STATEMENTS OF CASH FLOWS

                     YEARS ENDED DECEMBER 31, 1998 AND 1999


                                                                  1998        1999         1999
                                                                 ------      ------       ------

Cash Flows from Operating Activities
Net income                                                     1,057,715   1,958,572  $  235,972
                                                              ----------- -----------   ---------
Adjustments to reconcile net income to net cash (used in)
  Depreciation                                                   134,326     169,273      20,394
  Amortization of product development costs                       93,558     123,364      14,863
  (Increase) decrease in
      Accounts receivable                                       (310,423)   (701,500)    (84,518)
      Deposits and other                                        (694,849)    (51,518)     (6,207)
      Costs and estimated earnings in excess of
       billings on uncompleted contracts                         156,037     398,692      48,035
  Increase (decrease) in
      Accounts payable and accrued expenses                      152,638     452,450      54,512
      Billings in excess of costs and estimated
        earnings on uncompleted contracts                        124,744    (555,708)    (66,952)
   Net borrowings from (repayments to) director                  304,794     (44,300)     (5,337)
                                                              ----------- -----------   ---------
              Total Adjustments                                 (899,458)   (116,271)    (14,008)
                                                              ----------- -----------   ---------
              Net cash provided by Operating Activities          158,257   1,842,301     221,964
                                                              ----------- -----------   ---------
  Capital expenditures                                          (309,649)   (257,709)    (31,049)
  Capitalized expenditures for product development costs        (211,483)   (596,840)    (71,909)
  Net advances to shareholders                                  (892,713)   (401,388)    (48,360)
  Net repayments from directors                                   66,052           -           -
                                                              ----------- -----------   ---------
                            Net Cash Used in Investing        (1,347,793) (1,255,937)   (151,318)
                                                              ----------- -----------   ---------
 Net (Decrease) Increase in Cash                              (1,189,536)    586,364      70,646
 Cash, Beginning of Year                                       1,224,223      34,687       4,179
                                                              ----------- -----------   ---------
 Cash, End of Year                                                34,687     621,051    $ 74,825
                                                              =========== ===========   =========


    The accompanying notes are an integral part of the financial statements.

                              SITECH HAINAN LIMITED

                          NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1998 AND 1999


1.   ORGANIZATION AND PRINCIPAL ACTIVITIES

     SiTech Hainan Limited ("the Company") was incorporated in the People's Republic of China ("the PRC") and is owned 47.6% by Hainan Economic Information Centre, 42.9% by SiTech Holding (Hainan) Company Limited and 9.5% by Dr. Lan Hongbing Lan.

     The Company is engaged in the businesses of network system design and software development in the PRC.

2.   BASIS OF PRESENTATION

     The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP"). The basis of accounting differs from that used in the statutory financial statements in the PRC which are prepared in accordance with the accounting principles generally accepted in the PRC.

     The following material adjustments were made to present the financial statements to conform with US GAAP:

     -    All projects were recorded on the percentage of completion method.

     - All costs related to software projects are expensed up to the date of technological feasibility. After that date, all associated costs are capitalized until the software is available for use or sale. The capitalized costs are then amortized over a three year period.

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  Cash

          Substantially all of the Company's cash is held at China Construction Bank as of December 31, 1999. The Company believes it is not exposed to any significant credit risk on cash.

     (b)  Fixed assets and depreciation

          Fixed assets are stated at cost less accumulated depreciation. Depreciation of fixed assets is calculated on the straight-line basis to write off the costs less estimated residual value of each asset over its estimated useful life. The principal annual rates used for this purpose are as follows:

                           Office and computer equipment               20%
                           Furniture and fixtures                      20%

                              SITECH HAINAN LIMITED

                          NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1998 AND 1999


3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     (c)  Land lease rights and depreciation

          Land lease rights in the PRC are stated at cost less accumulated amortization. Amortization of land lease rights is calculated on the straight-line basis over the lesser of their estimated useful life or the lease term. The principal annual rate used for this purpose is 1.5%.

     (d)  Product development costs

          The Company capitalizes costs incurred for the production of computer software developed for sale to outside parties. Capitalized costs include direct labor and related overhead for software produced by the Company. All costs in the software development process which are classified as research and development are expensed as incurred until technological feasibility has been established. Once technological feasibility has been established, such costs are capitalized until the software has completed beta testing and is generally available for sale. Amortization, a cost of revenue, is provided on a product-by-product basis, using the straight-line method over three years, commencing the month after the date of product release. Annually, the Company reviews and expenses the unamortized cost of any feature identified as being impaired. The Company also reviews recoverability of the total unamortized cost of all features and software products in relation to estimated relevant other revenues and, when necessary, makes an appropriate adjustment to net realizable value.

          Capitalized product development costs consist of the following:

                                              1998        1999          1999
                                               Rmb         Rmb           US$
                                             -------     -------       --------

              Balance, beginning of year     230,871     348,796    $  42,023
              Costs capitalized              211,483     596,840       71,909
              Costs amortized                (93,558)   (123,364)     (14,863)
                                            ---------   ---------    ----------
              Balance, end of year           348,796     822,272    $  99,069
                                            =========   =========    ==========

          The accumulated amortization of product development costs related to the production of computer software totalled Rmb 216,922 and Rmb 93,558 at December 31, 1999 and 1998, respectively.

          Included in cost of sales are research and development costs totalling Rmb 389,375 and Rmb 297,118 in the years ended December 31, 1999 and 1998, respectively.

                              SITECH HAINAN LIMITED

                          NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1998 AND 1999


3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     (e)  Revenue recognition

          Long-term contracts

          The Company reports income from contracts on the percentage-of-completion method of accounting. The determination of completion is based upon the proportion of costs incurred to total estimated costs for such contracts. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Administrative and general costs are expensed in the period incurred and are not allocated to contracts in process.

          Software

          The Company recognizes income from the sale of computer software when the merchandise is shipped.

     (f)  Income taxes

          Income taxes are provided under the provisions of Statement of Financial Accounting Standards No. 109.

     (g)  Management estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (h)  Advertising

          Advertising is expensed the first time the advertising takes place. Advertising expense was Rmb 116,062 and Rmb 0 for 1999 and 1998, respectively.

     (i)  Foreign currency translation

          Foreign currency transactions denominated in foreign currencies are translated into Renminbi ("Rmb") at the respective applicable rates of exchange. Monetary assets and liabilities denominated in foreign currencies are translated into Rmb at the applicable rate of exchange at the balance sheets date. The resulting exchange gains or losses are credited or charged to the statements of income.

          Translation of amounts from Rmb into United States dollars ("US$") for the convenience of the reader has been made at the unified exchange rate (see Note 10) on December 31, 1999 of US$ 1.00 : Rmb 8.30. No representation is made that the Rmb amounts could have been, or could be, converted into US$ at that rate on the above dates or at any other date.

                              SITECH HAINAN LIMITED

                          NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1998 AND 1999


4.   TAXATION

     The Company is subject to PRC business tax at the applicable effective tax rate (5% for both 1999 and 1998) for income derived from services rendered.

     The Company enjoys profits tax exemptions for two years from 1997 which was the first adjusted-for-tax profitable year and a 50% reduction on the standard tax rate of 15% for the consecutive three years in accordance with provincial and national regulations on certain industries.

5.   FIXED ASSETS

                                                  1998       1999        1999
                                                 ------     ------      ------
           Cost
             Land lease rights                   211,225    211,225   $  25,449
             Office and computer equipment       815,509  1,020,052     122,898
            Furniture and fixtures               107,085    160,252      19,307
                                               ---------- ----------   ---------
                                               1,133,819  1,391,529     167,654
                                               ---------- ----------   ---------
           Less : Accumulated depreciation and
             Land lease rights                    13,876     16,960       2,043
             Office and computer equipment       427,429    561,568      67,659
             Furniture and fixtures               21,417     53,468       6,442
                                               ---------- ----------   ---------
                                                 462,722    631,996      76,144
                                               ---------- ----------   ---------
           Net book value                        671,097    759,533   $  91,510
                                               ========== ==========   =========

          The land lease rights are held in the PRC for 67 years from March 1, 1995.

                              SITECH HAINAN LIMITED

                          NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1998 AND 1999



6.   COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

                                                         1998        1999        1998
                                                        ------      ------      ------

          Costs incurred on uncompleted contracts       466,290        -     $     -
          Estimated earnings                          1,540,634        -           -
                                                    ------------   --------    -------
                                                      2,006,924        -           -
          Less billings to date                      (2,163,940)       -           -
                                                    ------------   --------    -------
                                                       (157,016)       -     $     -
                                                    ============   ========    =======

          Included in the accompanying balance sheets under the following captions:

          Costs and estimated earnings in
          excess of billings on uncompleted contracts   398,692        -     $     -
          Billings in excess of costs and estimated
          earning on uncompleted contracts             (555,708)       -           -
                                                    ------------   --------    -------
                                                       (157,016)       -     $     -
                                                    ============   ========    =======

7.       RELATED PARTY BALANCES AND TRANSACTIONS

         Name of related party                   Existing relationship with the Company
         ----------------------                  ---------------------------------------

         Hainan Economic Information Centre          Government agency in Hainan Province and
                                                     is controlled by provincial government.

         SiTech Holding (Hainan) Company Limited     Common ownership - Dr. Hongbing Lan

         Dr. Hongbing Lan                            Director and shareholder

         SoftBank (Shenzhen) Networks Co., Ltd.      Subsidiary of World Concept Development, Ltd.

          Name of parties and                   1998        1999         1999
          nature of transactions                 Rmb         Rmb          US$
         ------------------------              -------     -------      ------
          Dr. Hongbing Lan, director and
          shareholder-Travel and trip
          expenses paid on behalf of
          the Company                         (304,794)    (260,494)  $ (31,385)

          SiTech Holding (Hainan) Company
          Limited, Shareholder-Cash advances 1,084,038    1,485,426   $ 178,967

                              SITECH HAINAN LIMITED

                          NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1998 AND 1999



7.   RELATED PARTY BALANCES AND TRANSACTIONS (Continued)

     The  balances   with  the  director  and  a  shareholder   are   unsecured,
     interest-free and repayable on demand.

     The  Company   jointly   developed  and  designed  two  projects  with  its
     shareholder, SiTech Holding (Hainan), which generated gross revenue of Rmb 199,310 and Rmb 81,961 in 1999 and 1998, respectively.

8.   RESERVE FUNDS

     In accordance with the PRC Companies Law, the Company is required to transfer a percentage of its profit after taxation, as determined in accordance with PRC accounting standards and regulations, to the surplus reserve funds. The surplus reserve funds are comprised of the statutory surplus reserve fund and the public welfare fund. Subject to certain restrictions set out in the PRC Companies Law, the statutory surplus reserve fund may be distributed to shareholders in the form of share bonus issues and/or cash dividends. The public welfare fund is non-distributable and must be used for capital expenditures on staff welfare facilities.

9.   MAJOR CUSTOMERS

     For the year ended December 31, 1999, sales to each of two major customers amounted to more than 10% of total sales. The amount of revenue from each such customer was Rmb 1,955,000 and Rmb 800,000. For the year ended December 31, 1998, there were three such customers and the revenue from each amounted to Rmb 850,000, Rmb 400,000 and Rmb 249,601. The receivable balances for major customers were Rmb 0 and Rmb 770,000 as of December 31, 1999 and 1998, respectively.

10.  OPERATING RISKS

     (a)  Country risk

     As substantially all of the Company's activities were conducted in the PRC, the Company is subject to special considerations and significant risks not typically associated with companies operating in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company's results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things. In addition, a significant portion of the Company's prior revenue was denominated in Rmb, which must be converted into other currencies before remittance outside the PRC. Both the conversion of Rmb into foreign currencies and the remittance of foreign currencies abroad require approvals of the PRC government.

                              SITECH HAINAN LIMITED

                          NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1998 AND 1999


10.  OPERATING RISKS (Continued)

     (b) On January 1, 1994, the PRC government introduced a single rate of exchange as quoted daily by the People's Bank of China (the "Unified Exchange Rate").

     The quotation of the exchange rates does not imply free convertibility of Rmb into Hong Kong dollars or other foreign currencies. All foreign exchange transactions continue to take place either through the Peoples' Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People's Bank of China. Approval of foreign currency payments by the People's Bank of China or other institutions requires submitting a payment application form together with suppliers' invoices, shipping documents and signed contracts.

11.  SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

                                                1998      1999        1999
                                                 Rmb       Rmb         US$
                                               -------  ---------   ---------

             Cash payments of taxes            81,777    36,176     $4,359

12.  SUBSEQUENT EVENT (Unaudited)

     On February 21, 2000, e SoftBank (Shenzhen) Networks Co., Ltd. acquired 42.9% of the stock of the Company from SiTech Holding (Hainan) Company Limited for Rmb 2,320,000 and 9.5% from Dr. Hongbing Lan for Rmb 520,000. The Company's receivable from SiTech Holding (Hainan) Company Limited of Rmb 1,485,426 was fully repaid at that time from the proceeds of this sale.